UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2006

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On November, 21, 2006, Cleco Power LLC (the “Company”), a wholly owned subsidiary of Cleco Corporation, completed the financing of revenue bonds issued by the Rapides Finance Authority (the “Issuer”) consisting of $60,000,000 aggregate principal amount of the Issuer’s Revenue Bonds (Cleco Power LLC Project ) Series 2006 (the “Bonds”). The Bonds mature on November 1, 2036 and bear interest while in a long-term rate at 4.70% per annum. The Bonds are being issued pursuant to an Indenture of Trust, dated as of November 1, 2006, between the Issuer and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”).

On November 21, 2006, the Company entered into a Loan Agreement, dated as of November 1, 2006 (the “Agreement”), with the Issuer whereby the Company has agreed to make payments sufficient to pay the principal of, premium, if any, and interest on the Bonds. The proceeds of the Bonds will be used to pay a portion of the costs of the acquisition, improvement, installation and construction by the Company of facilities for solid waste disposal and sewage disposal facilities at the Company’s solid fuel Rodemacher Unit 3 power plant to be located in Boyce, Rapides Parish, Louisiana (the “Project”).

The payment of the principal of and interest on the Bonds when due are insured by a financial guaranty insurance policy (the “Bond Insurance Policy”) issued by Ambac Assurance Corporation (the “Bond Insurer”). The Company and the Bond Insurer have entered into an Insurance Agreement, dated as of November 1, 2006, pursuant to which the Company has agreed, among other things, to pay a premium to the Bond Insurer and to reimburse the Bond Insurer for any payments made under the Bond Insurance Policy.

Payment of the principal of and premium, if any, and interest on the Bonds will be secured by an assignment by the Issuer to the Trustee of the Issuer’s interest in the Agreement and all payments to be made under the Agreement (except for certain payments to the Issuer, including payments in respect of certain reimbursable expenses and indemnities). The Bonds will not be secured by a mortgage or a security interest in the Project or any other property of the Company.

The foregoing description of the terms of the Agreement is qualified in its entirety by reference to the Agreement that is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please refer to the information set forth in Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

4.1 Loan Agreement dated as of November 1, 2006 between Cleco Power LLC and the Rapides Finance Authority.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO CORPORATION

Date: November 27, 2006	By: /s/ Kathleen F. Nolen
Kathleen F. Nolen
Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: November 27, 2006	By: /s/ Kathleen F. Nolen
Kathleen F. Nolen
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
4.1	Loan Agreement dated as of November 1, 2006 between Cleco Power LLC and the Rapides Finance Authority.